Acacia Capital Corporation

                    Calvert Responsibly Invested Portfolios
             (Supplement applicable to CRI Balanced Portfolio only)

                          Supplement to April 30, 1997
                             Additional Information

                      Date of Supplement: August 10, 1997


     Insert the following at the end of the first paragraph on page 19 of the Statement of Additional Information:

     The CRI Balanced Portfolio's investment strategy caused it to have a relatively high portfolio turnover compared to other funds. For the six-months ended June 30, 1997, the portfolio turnover was 590%. All else being equal, a fund with high turnover may incur higher transactions costs such as custodian and settlement fees. Because the strategy deals with the Portfolio's fixed income investments, which are traded on a spread rather than on commission basis, brokerage commission expenses have remained relatively level even though turnover increased significantly.